UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2005

PENNICHUCK CORPORATION
(Exact name of registrant as specified in its charter)

NEW HAMPSHIRE	0-18552	02-0177370
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

25 Manchester Street,
Merrimack, New Hampshire 03054
(Address of principal executive offices, including Zip Code)

(603) 882-5191
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 - Entry into a Material Definitive Agreement.

On March 11, 2005, the Board of Directors approved the following recommendations of the Compensation and Benefits Committee regarding compensation for the Corporation's executive officers:

I. 2005 Salaries

The 2005 salaries for Pennichuck Corporation's executive officers are: $265,000 for Mr. Correll, $141,000 for Mr. Densberger, $117,000 for Ms. Hartley and $146,000 for Mr. Ware. Such salaries are effective April 1, 2005.

II. Performance Criteria for Incentive Program

The performance criteria for the incentive program for 2004 for Pennichuck Corporation's executive officers were not met as the Corporation failed to achieve the established financial targets of earnings per share and return on equity in that year. The performance criteria for the incentive program for 2005 for Pennichuck Corporation's executive officers will be based upon the Corporation's earnings per share, return on equity and growth in number of customers in that year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2005	PENNICHUCK CORPORATION
(Registrant)

/s/ Donald L. Correll
Donald L. Correll, President and
Chief Executive Officer

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